UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Green Century Funds

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114 State Street

Boston, MA 02109

1-800-93-GREEN

January 21, 2011

Dear Shareholder:

We are writing today to request your vote for the proposal described in the accompanying proxy statement concerning the Green Century Equity Fund (the Equity Fund or the Fund). You are receiving this proxy statement because you were a shareholder of the Fund on January 14, 2011 and are entitled to vote.

The Fund’s Board of Trustees has recommended that Northern Trust Investments, Inc. (Northern Trust) serve as the Fund’s investment subadviser to perform the Fund’s day-to-day portfolio management. The proposal described in the enclosed materials seeks your approval of an Investment Subadvisory Agreement between the Green Century Funds on behalf of the Equity Fund, Green Century Capital Management, Inc., and Northern Trust. Green Century Capital Management, Inc. (Green Century) has been the Equity Fund’s administrator since the Fund’s inception in 1995 and the Fund’s investment adviser since 2006. Green Century will continue to serve as the Fund’s administrator and investment adviser.

The investment objectives of the Green Century Equity Fund will not change as a result of the proposal. The Equity Fund will continue to seek to achieve long-term total return which matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria. Shareholder approval of the proposed Investment Subadvisory Agreement will allow the Fund to continue this strategy. The Green Century Funds Board of Trustees has carefully reviewed the proposal and recommends that you vote “for” the proposal. Green Century also recommends that you vote “for” the proposal.

Enclosed is a proxy statement describing the proposals in more detail. Please take a few moments to read the enclosed materials. You may then cast your vote by mail, by phone, or online; instructions are on the enclosed proxy card(s). In addition, you may vote at a Special Meeting of Shareholders of the Fund to be held on March 22, 2011 at 3:00 p.m. Eastern Time at Green Century’s offices at 114 State Street, Boston, MA 02109. You are not required to attend the Special Meeting in order to cast your vote.

Please vote today. If we do not receive your vote, we may need to contact you again to ask you to consider the Board’s recommendation and vote. If you have any questions or need assistance, please call us at 1-800-93-GREEN—we will be happy to answer your questions.

Sincerely yours,

/s/ Kristina A. Curtis	/s/ Wendy Wendlandt
Kristina A. Curtis	Wendy Wendlandt
President	President
Green Century Funds	Green Century Capital Management, Inc.

OVERVIEW OF PROXY STATEMENT

A Special Meeting of Shareholders of the Green Century Equity Fund (the Equity Fund or the Fund) will be held at the offices of Green Century Capital Management, Inc. (Green Century), 114 State Street, Boston, MA 02109, on March 22, 2011 at 3:00 p.m., Eastern Time, for the purposes described in this proxy statement.

We encourage you to read this proxy statement carefully before casting your vote. We have prepared the following questions and answers in order to help you make your decision. If you have any further questions, please feel free to call us at 1-800-93-GREEN (1-800-934-7336) from 9:00 am to 6:00 pm Eastern Time, Monday through Friday.

Q.	Why are shareholders of the Equity Fund being asked to approve the investment subadvisory agreement with Northern Trust Investments, Inc.?

A.	Effective November 29, 2010, Northern Trust Investments, Inc. (Northern Trust) became the investment subadviser of the Equity Fund. Previously, Mellon Capital Management Corporation (Mellon) served as the Equity Fund’s subadviser. Shareholders of the Equity Fund are now being asked to approve the Investment Subadvisory Agreement with Northern Trust in accordance with applicable law.

Northern Trust brings experience with passively managed portfolios (such as that of the Equity Fund) as well as other socially responsible investments. The Board has determined that Northern Trust has the experience, qualifications and commitment to environmentally responsible investing to manage the Equity Fund.

Q.	If the proposal is approved, will there be any change in the investment objective of the Equity Fund?

A.	No. The Fund will continue to seek to achieve long-term total return which matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria. The Equity Fund’s commitment to principles of environmentally responsible investing will not change.

Q.	If the Proposal is approved, will this increase the expenses that Equity Fund shareholders pay?

A.	No. Approval of the investment subadvisory agreement with Northern Trust will have no effect upon the amount of advisory fees paid by the Equity Fund to Green Century, the Equity Fund’s adviser. The Equity Fund’s subadvisory fees are borne by Green Century, not by the Equity Fund or its shareholders.

Q.	Why did the Board decide to terminate the Equity Fund’s investment subadvisory agreement with Mellon Capital Management?

A.	Mellon Capital Management served as the Equity Fund’s subadviser from November 28, 2006 until November 28, 2010. Mellon recently informed the Board and Green Century that it did not intend to continue serving as the Fund’s subadviser because of, among other things, concerns regarding the profitability of the relationship to Mellon, and stated it wished to terminate the investment subadvisory agreement among Mellon, Green Century and the Equity Fund effective no later than January 3, 2011. Given these circumstances, the Board determined that it was in the best interests of the Equity Fund’s shareholders to terminate the investment subadvisory agreement with Mellon prior to January 3, 2011 and enter into an investment subadvisory agreement with Northern Trust.

Q.	What role will Northern Trust play in managing the Equity Fund?

A.	If the investment subadvisory agreement is approved by shareholders, Northern Trust’s primary responsibility as the Equity Fund’s subadviser will continue to be to implement the daily transactions necessary so that the composition of the Equity Fund matches the MSCI KLD 400 Social Index (the Index) as closely as possible, under the supervision of Green Century. Northern Trust will not be responsible for determining the composition of the Index. In addition, Northern Trust will provide Green Century with various reports Green Century requires to supervise the management of the Equity Fund.

Q.	How does the Board of Trustees recommend that I vote?

A.	The Board of Trustees has carefully reviewed the proposal and recommends that you vote FOR the proposal on the enclosed proxy card(s). Following the proposal is a brief discussion of the factors the Trustees considered before approving it.

Q.	Why did I receive more than one proxy voting card?

A.	You may have received more than one proxy voting card if you hold shares in more than one account in the Equity Fund. To vote all your shares and accounts, please vote each of the proxy cards you received.

Q.	How do I vote?

A.	You can vote by mail, by telephone or via the internet. Please see the instructions set forth on the top portion of the enclosed proxy card(s). You may also vote in person by attending the Special Meeting of Shareholders. The meeting will be held at the offices of Green Century, 114 State Street, Boston, MA 02109, on March 22, 2011 at 3:00 p.m. Eastern Time. You do not need to attend in person in order to cast your vote.

GREEN CENTURY EQUITY FUND

114 State Street, Suite 200

Boston, MA 02109

Telephone: 1-800-93-GREEN (1-800-934-7336)

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

To be held March 22, 2011

A Special Meeting of Shareholders of the Green Century Equity Fund (the Equity Fund) will be held at the offices of Green Century Capital Management, Inc., 114 State Street, Boston, MA 02109, on March 22, 2011 at 3:00 p.m., Eastern Time, for the purposes listed below.

Please review the proposals listed below carefully and be sure to vote on each proposal on which you are asked to vote.

Proposal 1.	To approve an Investment Subadvisory Agreement for the Equity Fund among the Equity Fund, Green Century Capital Management, Inc. and Northern Trust Investments, Inc.

Proposal 2.	To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments of the Special Meeting.

The Board of Trustees of the Equity Fund recommends that you vote in favor of the Proposals.

Only shareholders of record on January 14, 2011 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

Kristina Curtis, President
Green Century Funds

January 21, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 22, 2011: This Notice, the Proxy Statement and the Fund’s most recent Annual Report to shareholders are available on the internet at www.greencentury.com/documents.

YOUR VOTE IS IMPORTANT. If you promptly vote, sign and return the enclosed proxy card(s) you will help avoid the additional expense of a second solicitation. The enclosed addressed envelope requires no postage and is provided for your convenience. You may also vote by calling the toll-free number listed on the proxy card, or visiting the web site address listed on the proxy card.

v

GREEN CENTURY EQUITY FUND

114 State Street, Suite 200

Boston, MA 02109

Telephone: 1-800-93-GREEN (1-800-934-7336)

PROXY STATEMENT

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of the Green Century Equity Fund (the Equity Fund or the Fund) for use at a Special Meeting of Shareholders of the Equity Fund, or any adjournment thereof, to be held at the offices of Green Century Capital Management, Inc. (Green Century), 114 State Street, Boston, MA 02109, on March 22, 2011 at 3:00 p.m., Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting. You may call Green Century at 1-800-93-GREEN (1-800-934-7336) for information on how to obtain directions to attend the meeting and vote in person.

The Equity Fund’s Annual Report for the fiscal year ended July 31, 2010, including audited financial statements, has previously been sent to shareholders and is available without charge by written request to Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109, by calling 1-800-93-GREEN (1-800-934-7336), or by downloading the report from our website at www.greencentury.com/documents.

This Proxy Statement is divided into the following four parts:

Part 1.	Overview.	Page 2

Part 2.	Information Regarding Voting and the Special Meeting.	Page 2

Part 3.	The Proposals.	Page 4

Part 4.	Information Regarding the Equity Fund.	Page 12

This Proxy Statement was first mailed to shareholders on or about January 21, 2011.

PART 1. OVERVIEW.

The Board of Trustees of the Green Century Equity Fund (the Equity Fund) has called a Special Meeting of Shareholders for the purposes described in the accompanying Notice of Special Meeting and as summarized below. The purpose of this Proxy Statement is to provide you with additional information regarding the proposal to be voted on at the Meeting and to request your vote in favor of the proposal.

The Equity Fund is an open-end management investment company, or mutual fund. The Fund is an index fund whose investment objective is to achieve long-term total return which matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria.

Summary of the Proposal

Shareholders are being asked to approve an Investment Subadvisory Agreement among the Equity Fund, Green Century Capital Management, Inc. (Green Century) and Northern Trust Investments, Inc. (Northern Trust).

Green Century recommended, and the Board approved, the appointment of Northern Trust as the investment subadviser of the Equity Fund, effective November 29, 2010, subject to shareholder approval of the Subadvisory Agreement. The Board has determined that Northern Trust has the experience in index investing and commitment to environmentally responsible investing to manage the Equity Fund. If shareholders approve the Subadvisory Agreement, Northern Trust will continue to be responsible for investing the Fund’s assets in a manner consistent with the terms of the Subadvisory Agreement and the investment objective of the Fund. Northern Trust’s primary responsibility will continue to be to implement the daily transactions necessary so that the composition of the Fund matches the MSCI KLD 400 Social Index (the Index) as closely as possible, under the supervision of Green Century. Northern Trust does not select the stocks that make up the Index.

The proposal is discussed in more detail in Part 3 of this Proxy Statement.

PART 2. INFORMATION REGARDING VOTING AND THE SPECIAL MEETING.

Voting Process

You can vote in any one of the following ways:

•	By mail, by filling out and returning the enclosed proxy card(s);

•	By telephone, by dialing the toll-free number listed on the proxy card(s);

•	By the internet, by visiting the web site address listed on the proxy card(s); or

•	In person at the Meeting.

Whichever method you choose to vote, please carefully read this Proxy Statement, which describes in detail the proposal upon which you are asked to vote.

You will be entitled to cast one vote for each dollar of net asset value of the Fund you hold (number of shares owned multiplied by the net asset value per share).

If you received more than one proxy card, please vote each proxy card separately, either by returning each card via mail or by voting each card on the toll-free number or via the internet. You will receive more than one proxy card if you hold shares in more than one account in the Equity Fund. To vote all your shares and accounts, please vote each of the proxy cards you receive.

If you return your proxy and fail to provide instructions as to how to vote your shares with respect to the proposal, your shares will be voted FOR the proposal.

Record Date

The close of business on January 14, 2011 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. 2,685,961.900 shares of the Equity Fund (par value $0.01 per share) were outstanding as of the close of business on the Record Date.

Quorum

Holders of a majority of the voting power of the shares of the Fund entitled to vote on the Record Date constitute a quorum and must be present in person or represented by proxy at the Meeting for purposes of voting on the proposal. Your shares will be represented by proxy at the Meeting if you vote by mail, by telephone, or by the internet.

Regardless of how you vote (“For”, “Against” or “Abstain”), your shares will be counted for purposes of determining the presence of a quorum. In addition, broker “non-votes” (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum.

If you mark “Abstain” on your proxy card with respect to the proposal, your vote will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” will also have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

Revoking Your Proxy

You may revoke your proxy at any time prior to the Meeting (or any adjournment or postponement thereof) by putting your revocation in writing, signing it and either delivering it to the Meeting or sending it to Amy F. Puffer, Secretary of the Green Century Funds, 114 State Street, Suite 200, Boston, MA 02109. You may also revoke your proxy by voting in person at the Meeting.

Adjournments and Postponements

If sufficient votes in favor of the proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies with respect to the proposal. An adjournment or postponement of the Meeting will suspend the Meeting to another time. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. If you voted in favor of the proposal or failed to provide instructions as to how to vote your shares with respect to the proposal (including broker non-votes), the persons named as proxies will vote your shares in favor of such adjournment of the Meeting with respect to the proposal. If you voted against or abstained from voting on the proposal, the persons named as proxies will vote your shares against any such adjournment.

Proxy Solicitation Costs

The cost of soliciting proxies (which is expected to be approximately $35,000) including the fees of a proxy soliciting agent (which is expected to be approximately $5,000) will be borne by Green Century, not the Equity Fund. In addition to solicitation by mail and the proxy soliciting agent, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Equity Fund and Green Century without compensation. Green Century may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings and other solicitations, which may include telephone calls to shareholders for the purpose of reminding shareholders to vote.

PART 3. THE PROPOSALS.

Introduction

Shareholders of the Green Century Equity Fund are being asked to approve an Investment Subadvisory Agreement among the Equity Fund, Green Century and Northern Trust (the Northern Trust Subadvisory Agreement) for the Fund.

Proposal 1.	To Approve an Investment Subadvisory Agreement among the Equity Fund, Green Century Capital Management, Inc. and Northern Trust Investments, Inc.

Green Century manages the assets of the Equity Fund pursuant to an investment advisory agreement dated as of November 28, 2006 (the Investment Advisory Agreement). The Investment Advisory Agreement was most recently approved by the Funds’ Board of Trustees on November 5, 2010 when the Trustees approved its continuation for an additional twelve month period. The Investment Advisory Agreement was approved by the shareholders of the Equity Fund on November 6, 2006.

Subject to the terms of the Investment Advisory Agreement, Green Century is responsible for the management of the Equity Fund. As part of its responsibilities as Investment Adviser and Administrator to the Equity Fund, Green Century may select and employ, subject to the review and approval of the Board of Trustees and that of shareholders, as may be required, one or more subadvisers to invest the Equity Fund’s assets consistent with the Fund’s investment objective of achieving long-term total return which matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria. Green Century and the Board of Trustees regularly review the subadviser’s performance. Green Century or the Board of Trustees may terminate the services of a subadviser at any time, subject to the termination provisions of a subadvisory agreement.

Mellon Capital Management Corporation (Mellon) served as the Equity Fund’s subadviser from November 28, 2006 until November 28, 2010. Mellon has principal offices at 50 Fremont Street, San Francisco, CA 94105 and offices at 500 Grand Street, Suite 4200, Pittsburgh, PA 15258. Mellon recently informed the Board and Green Century that it did not intend to continue serving as the Fund’s subadviser because of, among other things, concerns regarding the profitability of the relationship to Mellon, and stated that it wished to terminate the investment subadvisory agreement among Mellon, Green Century and the Equity Fund (the Mellon Subadvisory Agreement) effective no later than January 3, 2011. Given these circumstances, the Board determined that it was in the best interest of the Equity Fund’s shareholders to terminate the investment subadvisory agreement with Mellon prior to January 3, 2011 and enter into an investment subadvisory agreement with Northern Trust.

At a meeting of the Board of Trustees held on November 5, 2010, the Board considered the termination of Mellon as the subadviser of the Equity Fund. The Board also considered Green Century’s recommendation that

Northern Trust be appointed as the subadviser of the Equity Fund. Green Century, at the direction of the Board, terminated the Mellon Subadvisory Agreement and entered into the Northern Trust Subadvisory Agreement. Accordingly, effective at the end of the day on November 28, 2010, the Mellon Subadvisory Agreement was terminated. The Northern Trust Subadvisory Agreement became effective on November 29, 2010.

The Mellon Subadvisory Agreement was approved by the shareholders of the Equity Fund at a meeting held on November 6, 2006. The Mellon Subadvisory Agreement was last approved by the Board on November 5, 2010 to continue until its termination on November 28, 2010.

Terms of the Northern Trust Subadvisory Agreement and Comparison of the Northern Trust and Mellon Subadvisory Agreements

Except for the parties and the proposed change in fee arrangements set forth below under the heading “Investment Advisory and Subadvisory Fees”, the terms and conditions of the Northern Trust Subadvisory Agreement are substantially the same in all material respects to the terms and conditions of the Mellon Subadvisory Agreement.

Please refer to the Exhibit attached to this Proxy Statement for the complete Northern Trust Subadvisory Agreement. The description of the Northern Trust Subadvisory Agreement in this Proxy Statement is qualified in its entirety by the provisions of the Northern Trust Subadvisory Agreement in the Exhibit.

Pursuant to the Northern Trust Subadvisory Agreement, as under the Mellon Subadvisory Agreement, Northern Trust implements the daily portfolio transactions necessary to maintain the proper correlation between the assets of the Fund and the MSCI KLD 400 Social Index (the Index), subject always to the provisions of the Investment Company Act of 1940 (the 1940 Act) and to the investment objective, policies and restrictions imposed by the Equity Fund’s then-current Registration Statement under the 1940 Act and the Fund’s Declaration of Trust and By-Laws. Northern Trust does not determine the composition of the Index. Northern Trust also provides Green Century and the Board of Trustees with such reports and data as may be requested from time to time. Northern Trust furnishes at its own expense all services, facilities and personnel necessary in connection with its activities under the Northern Trust Subadvisory Agreement. The Northern Trust Subadvisory Agreement, as under the Mellon Subadvisory Agreement, provides that Northern Trust may render services to others.

The Northern Trust Subadvisory Agreement, as under the Mellon Subadvisory Agreement, also provides that Northern Trust will obtain for the Equity Fund, in its judgment, best available execution in executing the Equity Fund’s portfolio transactions, and shall direct orders in connection with the purchase and sale of the Equity Fund’s portfolio securities to broker-dealers that sell shares of the Equity Fund only to the extent that placing such orders is in compliance with applicable laws. As under the Mellon Subadvisory Agreement, the Northern Trust Subadvisory Agreement provides that Northern Trust may not use commissions paid to broker-dealers in connection with the purchase or sale of Fund securities to generate so-called “soft dollars”. The Northern Trust Subadvisory Agreement, as under the Mellon Subadvisory Agreement, provides that Northern Trust may aggregate orders for the purchase or sale of portfolio securities for the Equity Fund with orders for other portfolios managed by Northern Trust, provided that all securities purchased or proceeds of the sale of securities are allocated at the average execution price.

As under the Mellon Subadvisory Agreement, the Northern Trust Subadvisory Agreement provides that Northern Trust is not liable for any error of judgment or for any act or omission in the execution of securities transactions for the Equity Fund, except for willful misfeasance, bad faith, negligence, violation of law or reckless disregard of its obligations and duties under the Northern Trust Subadvisory Agreement.

The Northern Trust Subadvisory Agreement became effective on November 29, 2010. If approved by the shareholders of the Equity Fund, the Northern Trust Subadvisory Agreement will continue in effect for two years, and thereafter will continue in effect if such continuance is specifically approved at least annually by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Equity Fund or by vote of a majority of the Fund’s Board of Trustees, and in either case by the vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) at a meeting called for the purpose of voting on the Northern Trust Subadvisory Agreement.

As under the Mellon Subadvisory Agreement, the Northern Trust Subadvisory Agreement may be terminated without penalty (i) by the Equity Fund’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Equity Fund on not more than 60 days’ nor less than 30 days’ prior written notice to Northern Trust and Green Century, (ii) by Green Century upon not more than 60 days’ nor less than 30 days’ prior written notice to the Equity Fund and Northern Trust or (iii) by Northern Trust upon not less than 180 days’ prior written notice to the Equity Fund and Green Century. The Northern Trust Subadvisory Agreement will automatically terminate in the event of its assignment.

If the Northern Trust Subadvisory Agreement is not approved by shareholders, it will terminate on April 28, 2011.

Investment Advisory and Subadvisory Fees

Green Century is entitled to receive a fee from the Equity Fund equal on an annual basis to 0.25% of the average daily net assets of the Equity Fund up to but not including $100 million, 0.22% of the average daily net assets of the Equity Fund from and including $100 million up to but not including $500 million, 0.17% of the average daily net assets of the Equity Fund from and including $500 million up to but not including $1 billion, and 0.12% of the average daily net assets of the Equity Fund equal to or in excess of $1 billion for providing investment advisory services to the Fund. For the fiscal year ended July 31, 2010, Green Century received $117,484 in investment advisory fees from the Equity Fund.

As under the Mellon Subadvisory Agreement, Green Century (not the Equity Fund) pays subadvisory fees to Northern Trust out of the investment advisory fees Green Century receives from the Equity Fund under the Advisory Agreement. Therefore, the proposed subadvisory fee payable to Northern Trust under the Northern Trust Subadvisory Agreement will not change the expenses you incur as a shareholder of the Equity Fund.

If shareholders approve the Northern Trust Subadvisory Agreement, Green Century will pay to Northern Trust, as full compensation for services rendered and expenses borne by Northern Trust, a fee equal on an annual basis to the greater of $75,000, or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million, and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million. Such fee will be accrued daily and payable following the end of each calendar quarter.

Under the Mellon Subadvisory Agreement, Green Century paid to Mellon, as full compensation for its services rendered and expenses borne, a fee equal of an annual basis to the greater of $50,000, or 0.08% of the value of the average daily net assets of the Fund up to but not including $100 million, 0.05% of the average daily net assets of the Fund from and including $100 million up to but not including $500 million, 0.02% of the average daily net assets of the Fund from and including $500 million up to but not including $1 billion and 0.01% of the average daily net assets of the Fund equal to or in excess of $1 billion.

The following table demonstrates (1) the actual investment subadvisory fee Green Century paid to Mellon for the fiscal year ended July 31, 2010; (2) the amount that Green Century would have paid to Northern Trust if the Subadvisory Agreement had been in effect for that year; and (3) the difference between these amounts stated as a percentage:

(1) Actual Investment Subadvisory Fee paid by Green Century to Mellon for the fiscal year ended July 31, 2010	(2) Estimated Amount Green Century would have paid to Northern Trust if the Subadvisory Agreement had been in Effect	(3) Percentage Increase
$50,000	$75,000	50%

Since Green Century pays the subadvisory fees, this increase in fees is borne by Green Century, not the Equity Fund or its shareholders. Again, the proposed subadvisory fee payable to Northern Trust under the Northern Trust Subadvisory Agreement will not change the expenses you incur as a shareholder of the Equity Fund.

Until shareholders approve the Northern Trust Subadvisory Agreement, Green Century will pay to Northern Trust fees that do not exceed those that Green Century would have paid to Mellon pursuant to the Mellon Subadvisory Agreement and the 1940 Act.

Information about Northern Trust Investments, Inc.

Northern Trust, 50 South LaSalle Street, Chicago, IL 60603, is an Illinois State Bank and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust is a subsidiary of The Northern Trust Company (“TNTC”). Prior to December 30, 2010, Northern Trust, Inc. was a national banking association.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets of individuals, institutions and corporations. It is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of September 30, 2010, Northern Trust Corporation, through its subsidiaries, had assets under custody of $3.9 trillion and assets under investment management of approximately $657 billion. The address of each of TNTC and Northern Trust Corporation is 50 South LaSalle Street, Chicago, IL 60603.

Management and Governance

Below is a list of executive officers and directors of Northern Trust, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors as of June 30, 2010. Most officers and directors of Northern Trust hold comparable positions with TNTC (other than as director).

Name and Position with Northern Trust	Name of Other Company	Position with Other Company
Browne, Robert P. Executive Vice President, Director and CIO

Carberry, Craig R.	TNTC	Senior Attorney
Secretary

Name and Position with Northern Trust	Name of Other Company	Position with Other Company
Chris W. Carlson Director, Executive Vice President & COO

Gossett, Mark C.
Director and Executive Vice President

Potter, Stephen N.	TNTC	Executive Vice President
Chairman, President and Chief Executive Officer

Provanzana, Beth M. CFO, Treasurer & Senior Vice President

Robertson, Alan W. Director and Executive Vice President	The Northern Trust Company of Connecticut	Executive Vice President

St. Clair, Joyce	TNTC	Executive Vice President
Director

Wennlund, Lloyd A.
Director and Executive
Vice President

Northern Trust provides investment subadvisory services to other funds that have similar investment objectives as the Equity Fund. Information concerning these mutual funds, including the net assets of the funds and the fees paid to Northern Trust for its services to the funds, is provided in the table below.

Name of Fund	Net Assets as of 9/30/10	Fee Paid to Northern Trust as a Percentage of Average Daily Net Assets
American Century Equity Index	$390 million	0.02% on first $500 million 0.01% on over $500 million

DWS EAFE Equity Index Fund	$331 million	0.09% on first $100 million 0.0675% on next $400 million 0.03% on over $500 million

DWS S&P 500 Index Fund	$2,347 million	0.015% on first $2 billion 0.01% on next $2 billion 0.005% on over $4 billion

Guidestone Equity Index Fund	$379 million	0.13% on first $250 million 0.08% on next $250 million 0.06% on over $500 million

Guidestone Value Equity Fund	$188 million	0.13% on first $250 million 0.08% on next $250 million 0.06% on over $500 million

MassMutual Select Indexed Equity Fund	$1,802 million	0.01% on first $1 billion 0.0075% on over $1 billion

Name of Fund	Net Assets as of 9/30/10	Fee Paid to Northern Trust as a Percentage of Average Daily Net Assets
MassMutual Select Nasdaq 100 Fund	$44 million	0.05% on first $200 million 0.04% on next $400 million 0.02% on over $600 million

State Farm International Index Fund	$204 million	0.13% on first $150 million 0.10% on over $150 million

State Farm Small Cap Index Fund	$259 million	0.13% on first $150 million 0.10% on over $150 million

USAA Nasdaq 100 Index Fund	$176 million	0.06% on first $100 million 0.04% on next $150 million 0.03% on over $250 million

USAA S&P 500 Index Fund	$2,863 million	0.02% on first $1.5 billion 0.01% on next $1.5 billion 0.005% on over $3 billion

All information contained in this Proxy Statement about Northern Trust has been provided by Northern Trust.

Information about Green Century

Green Century, a Massachusetts corporation with principal offices located at 114 State Street, Suite 200, Boston, MA 02109, is the investment adviser and administrator for the Equity Fund and oversees the portfolio management of the Equity Fund on a day-to-day basis. Green Century has served as the Fund’s administrator since the Fund commenced operations in 1995, and has served as the Fund’s investment adviser since 2006. Green Century also provides investment advisory services to Green Century Balanced Fund.

Green Century was founded in 1991 by a partnership of not-for-profit environmental advocacy organizations for the following purposes: to provide quality environmentally responsible investment opportunities to the members of its founding organizations and other environmentally conscious investors; to generate revenue to support the research and advocacy work of its founding organizations; and to promote greater corporate environmental responsibility by advocating that companies improve their environmental performance. As do the advocacy organizations that founded Green Century, Green Century upholds the right of people to speak for the public interest and corporate responsibility.

Green Century is wholly owned by Paradigm Partners, a California general partnership, the partners of which are all not-for-profit advocacy organizations. These organizations are: California Public Interest Research Group (CALPIRG); Citizen Lobby of New Jersey; Colorado Public Interest Research Group; ConnPIRG Citizen Lobby; Fund for Public Interest Research; Massachusetts Public Interest Research Group (MASSPIRG); MOPIRG Citizen Organization; PIRGIM Public Interest Lobby; and Washington State Public Interest Research Group (WASHPIRG). MASSPIRG owns approximately 46% of Paradigm Partners.

Portfolio Transactions

For the fiscal year ended July 31, 2010, brokerage transactions with respect to the Equity Fund were not placed with any person affiliated with the Equity Fund, Green Century, UMB Fund Services, Inc. (the Fund’s subadministrator), UMB Distribution Services, LLC (the Fund’s distributor), Huntington Asset Services, Inc. (the Fund’s transfer agent), State Street Bank and Trust Company (the Fund’s custodian) or Mellon (the Fund’s former subadviser).

Evaluation by the Board of Trustees

At an in-person meeting on November 5, 2010, the Board of Trustees of the Equity Fund, including a majority of the Independent Trustees, considered the approval of the Subadvisory Agreement among the Green Century Funds on behalf of the Equity Fund, Green Century, and Northern Trust.

In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Northern Trust regarding (1) the nature, quality and extent of the services proposed to be provided by Northern Trust to the Fund, (2) expenses of the Fund and the subadvisory fee proposed to be paid to Northern Trust, and (3) the prospective profitability to Northern Trust of its proposed subadvisory relationship to the Equity Fund. The Independent Trustees were advised by independent counsel in considering these materials and the approval of the Subadvisory Agreement. The Trustees considered all the information provided to them by Northern Trust. The Trustees had previously been provided with a memorandum prepared by their independent counsel with respect to the applicable legal standards, including the factors to be considered, in connection with the Trustees’ review of the Subadvisory Agreement. In approving the Subadvisory Agreement at the meeting held on November 5, 2010, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services To Be Performed. The Trustees noted that under the terms of the proposed Subadvisory Agreement, Northern Trust would provide day-to-day portfolio management of the Equity Fund, making purchases and sales of portfolio securities consistent with the Equity Fund’s investment objective and policies and with changes to the Index. The Trustees reviewed the terms of the Northern Trust Subadvisory Agreement and noted that, except for the parties and the fees, the terms and conditions were substantially the same in all material respects as the terms and conditions of the Mellon Subadvisory Agreement. The Trustees considered Northern Trust’s professional expertise, tenure, and qualification of the portfolio management team for the Equity Fund, as well as the team’s experience in passive management. The Trustees also considered Northern Trust’s compliance policies and procedures and compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff.

Based on their review of all the services proposed to be provided, the Trustees concluded that Northern Trust had the capabilities, resources and personnel necessary to provide subadvisory services to the Equity Fund, and concluded that the nature, quality and extent of services to be provided by Northern Trust supported the approval of the Subadvisory Agreement.

Investment Performance. The Trustees considered that the Equity Fund follows a passive investment strategy designed to track the Index and therefore the analysis of its prospective investment performance should be based on the Trustees’ analysis of the extent to which Northern Trust will be able to manage the Equity Fund to successfully track the Index. The Trustees reviewed information provided by Northern Trust, including performance information on other portfolios managed by Northern Trust which track established indexes. The Trustees noted that such other portfolios closely tracked their respective indexes. In light of this analysis, the Trustees did not believe it would be meaningful to compare the performance of other portfolios managed by Northern Trust to other funds with similar investment objectives and strategies. After considering all the factors deemed appropriate, the Trustees concluded that Northern Trust’s experience in managing portfolios with passive investment strategies supported the approval of the Subadvisory Agreement.

Costs of Services To Be Provided and Profitability. The Trustees considered the proposed subadvisory fees to be paid to Northern Trust by Green Century and the prospective profitability and fall-out benefits to Northern Trust from the proposed arrangement with the Equity Fund. The Trustees reviewed and considered an analysis of the proposed subadvisory fee compared to the subadvisory fees paid by other mutual funds with similar investment objectives and strategies as the Equity Fund. The Trustees noted that, based on the information provided, the proposed subadvisory fees to be paid to Northern Trust were lower than the average subadvisory fees paid by other socially responsible mutual funds, lower than the average subadvisory fees paid by growth and income funds, and higher than the average subadvisory fees paid by growth and income index funds. The Trustees also reviewed data to compare the proposed subadvisory fee to the subadvisory fees paid by other mutual funds subadvised by Northern Trust with similar investment objectives and strategies as the Equity Fund. The Trustees noted that the proposed subadvisory fees to be paid to Northern Trust were within the range of fees paid by such funds to Northern Trust. The Trustees noted that the fees proposed in the Agreement were subject to a minimum annual amount at current asset levels, and that at higher asset levels the subadvisory fee would be comparable with the average subadvisory fees paid by growth and income index funds. The Trustees also considered that the proposed subadvisory fee would be paid by Green Century and not by the Fund.

The Trustees also compared the proposed subadvisory fees to be paid by Green Century to Northern Trust against the subadvisory fees paid by Green Century to Mellon. The Trustees noted that the fee schedule in both the Northern Trust Subadvisory Agreement and the Mellon Subadvisory Agreement included breakpoints and reduced fee rates above certain asset levels, and that the fees payable under each agreement were subject to a minimum annual amount at current asset levels. The Trustees considered that the fees to be paid to Northern Trust would be higher than the fees paid to Mellon at current asset levels and at asset levels over $500 million, but lower than fees paid to Mellon at asset levels between $100 million and $500 million.

Northern Trust provided the Trustees with information regarding the prospective profitability of the Northern Trust Subadvisory Agreement to Northern Trust. In that regard, the Trustees considered the expenses that would be incurred by Northern Trust in providing subadvisory services to the Equity Fund. The Trustees considered that Northern Trust projected a profit after incurring direct costs only though not necessarily after allocated indirect costs at current asset levels of the Equity Fund. The Trustees also considered Northern Trust’s fee structure and what it charges other passively managed mutual funds and determined that the proposed subadvisory fees were within range of the fees Northern Trust charges its other subadvised clients for which it manages passive equity accounts.

After reviewing the information described above, the Trustees concluded that the fees proposed in the Subadvisory Agreement, taking into account the costs of the services provided by Northern Trust and and the profitability to Northern Trust of its proposed relationship with the Equity Fund, supported the approval of the Subadvisory Agreement. The Trustees also concluded that the fees proposed in the Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Other Benefits. The Trustees evaluated potential other benefits Northern Trust may realize from its relationship with the Equity Fund. The Trustees considered the brokerage practices of Northern Trust, including Northern Trust’s policy that it does not execute transactions for client portfolios through its affiliated broker/dealer unless directed to do so by a client. Green Century advised the Board that it will not direct that any Equity Fund transactions be executed through a Northern Trust affiliated broker/dealer; thus neither Northern Trust nor its affiliates would receive brokerage fees due to its relationship with the Equity Fund. The Trustees also considered that Northern Trust does not use trades for index portfolios for the generation of soft dollar benefits, nor does Northern Trust receive liquity rebates or payment for order flow from electronic communications networks associated with Equity Fund trades. The Trustees further considered the reputational and other advantages Northern Trust may gain from its relationship with the Equity Fund. The Trustees concluded that the benefits expected to be received by Northern Trust were reasonable in the context of the proposed relationship between Northern Trust and the Equity Fund, and supported the approval of the Subadvisory Agreement.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Northern Trust as the Equity Fund grew in assets and the extent to which such economies of scale might be reflected in the proposed fee schedule. They noted the relatively small size of the Equity Fund and considered that if the assets were to increase, Northern Trust could have the opportunity to experience economies of scale. They also noted that pursuant to the proposed Subadvisory Agreement, the subadvisory fees proposed to be paid to Northern Trust by Green Century include breakpoints at $50 million and $100 million. The Trustees concluded that the fee schedule as proposed was appropriate at the present time, and supported the approval of the Subadvisory Agreement.

Based on the foregoing considerations, the Trustees, including a majority of the Independent Trustees, determined that the Subadvisory Agreement should be approved and submitted to the Equity Fund’s shareholders for approval. The Trustees also noted that they would consider whether to renew the Subadvisory Agreement after an initial two-year period and annually thereafter.

Vote Required

A vote of a majority of the outstanding voting securities of the Equity Fund (within the meaning of the 1940 Act) will be required to approve the Subadvisory Agreement. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Equity Fund means the affirmative vote by holders of the lesser of (a) 67% or more of the voting power of the Equity Fund’s outstanding voting securities present at a meeting if holders of more than 50% of the voting power of the Equity Fund’s outstanding voting securities are present in person or by proxy or (b) more than 50% of the voting power of the Equity Fund’s outstanding voting securities.

In the event that the Northern Trust Subadvisory Agreement does not receive the requisite shareholder approval, the Board of Trustees will negotiate a new investment subadvisory agreement with a different advisory organization or make other appropriate arrangements, in each case subject to approval of shareholders in accordance with the 1940 Act.

The Board of Trustees recommends that you vote FOR approval of the Northern Trust Subadvisory Agreement.

Proposal 2.	To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments of the Special Meeting.

The management of the Equity Fund knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

PART 4. INFORMATION REGARDING THE EQUITY FUND.

Interests of Certain Persons

As of January 14, 2011, to the best knowledge of the Equity Fund, the following persons owned of record 5% or more of the outstanding shares of the Equity Fund:

Record Owner	Number of Shares	Percent of Shares
Charles Schwab & Company 101 Montgomery Street, San Francisco, CA 94101	1,088,355.953	40.52%

National Financial Services Corporation 200 Liberty Street, 5th Floor, New York, NY 10281	239,281.208	8.91%

Additional Information

The Fund is a series of the Green Century Funds (the Trust), a diversified, open-end registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated as of July 1, 1991. The

Equity Fund was designated as a separate series of the Trust on April 7, 1995. The mailing address of the Trust is 114 State Street, Suite 200, Boston, MA 02109.

The Fund’s distributor is UMB Distribution Services, LLC. The principal business address of UMB Distribution Services, LLC is 803 West Michigan Street, Suite A, Milwaukee, WI 53233. Huntington Asset Services, Inc. acts as transfer agent and dividend disbursing agent for the Fund. The principal business address of Huntington Asset Services, Inc. is 2960 North Meridian, Suite 300, Indianapolis, IN 46208. State Street Bank and Trust Company (State Street) acts as the custodian for the Fund. State Street’s principal business address is 200 Clarendon Street, Boston, Massachusetts 02116.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this proxy statement may be delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will promptly deliver a separate copy of this proxy statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-221-5519 or forward a written request to the Trust at Green Century Funds, PO Box 6110, Indianapolis, IN 46206-6110 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Submission of Certain Proposals

The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the next proxy solicitation is made.

By Order of the Board of Trustees,

Amy F. Puffer, Secretary

January 21, 2011

Exhibit

INVESTMENT SUBADVISORY AGREEMENT

INVESTMENT SUBADVISORY AGREEMENT, dated as of November 29, 2010, by and among GREEN CENTURY CAPITAL MANAGEMENT, INC., a Massachusetts corporation having its principal place of business in Boston, Massachusetts (the “Adviser”), NORTHERN TRUST INVESTMENTS, N.A., a national association organized and existing under the laws of the state of Illinois, (the “Subadviser”), and GREEN CENTURY FUNDS, a Massachusetts business trust (the “Trust”) on behalf of Green Century Equity Fund.

WHEREAS, the Adviser has been organized to operate as an investment adviser registered under the Investment Advisers Act of 1940 and has been retained by the Trust to provide investment advisory services to the Trust, an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, in each case as in effect from time to time, the “1940 Act”); and

WHEREAS, the shares of beneficial interest (par value $0.01 per share) of the Trust are divided into two separate series, Green Century Balanced Fund (the “Balanced Fund”) and Green Century Equity Fund (the “Equity Fund” or the “Fund”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish it with portfolio management services in connection with the Adviser’s investment advisory activities on behalf of the Equity Fund, and the Subadviser is willing to furnish such services to the Adviser and the Trust;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Subadviser. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Adviser, attached hereto as Exhibit A (the “Advisory Agreement”), the Adviser hereby appoints the Subadviser to perform the portfolio management services described herein for the investment and reinvestment of the assets of the Fund, subject to the direction and supervision of the Adviser and the Trust’s Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser accepts such employment and agrees to furnish the services described herein in accordance with the terms of this Agreement and applicable law. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser.

2. Obligations of and Services to be Provided by the Subadviser.

(a)	The Subadviser undertakes to provide the following services and to assume the following obligations with respect to the Fund:

(1)	The Subadviser, subject to and in accordance with the Fund’s investment objective, policies and restrictions as stated in the Trust’s Registration Statement(s) under the Securities Act of 1933 (the “1933 Act”), as it may be amended from time to time and as adopted by the Trust’s Board of Trustees from time to time, and the overall supervision of the Trust’s Board of Trustees and the Adviser, shall maintain a continuing investment program for the Fund, including investment research and management with respect to the investment and reinvestment of the assets of the Fund, and shall take such steps as may be reasonably necessary to implement the same. The Subadviser shall make all trades for the Fund, engage in other actions as related to the Fund, and maintain the portfolio of the Fund at all times in compliance with the 1933 Act, the 1940 Act, and all applicable laws and regulations. Should the Trust’s Board of Trustees at any time establish an investment policy with respect to the Fund and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until notified in writing by the Board of Trustees that such policy has been revoked.

(2)	The Subadviser may not consult with any other subadviser to the Fund concerning transactions in securities or other assets for the Fund, except that such consultations are permitted between the current and successor subadviser(s) to the Fund in order to effect an orderly transition of subadvisory duties so long as consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

(3)	In connection with the purchase and sale of portfolio investments of the Fund, the Subadviser shall arrange for the transmission to the Adviser and the Trust’s portfolio accountant, on a daily basis, of such confirmations, trade tickets or other documentation as may be necessary to enable the Adviser to perform its advisory and administrative responsibilities. The Subadviser shall render such reports to the Adviser, any subadministrator and/or to the Trust’s Board of Trustees concerning compliance, the investment activities and portfolio composition of the Fund, in such forms and at such intervals, as the Adviser or the Trust’s Board of Trustees may from time to time reasonably require.

(4)	The Subadviser shall have the authority and discretion to select brokers and dealers to execute the Fund’s portfolio transactions and for the selection of the markets on or in which the transactions will be executed. In connection with the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed to seek for the Fund, in its best judgment, prompt best available execution in an effective manner. The Subadviser may not use commissions paid to broker-dealers in connection with the purchase or sale of Fund securities to generate so-called “soft dollars”. Broker-dealers that sell shares of the Fund or any other fund for which the Subadviser acts as investment adviser or subadviser shall only receive orders for the purchase or sale of the Fund’s portfolio securities to the extent that the placing of such orders is in compliance with applicable law and the rules of the Securities and Exchange Commission (the “SEC”) and the Financial Industry Regulatory Authority. In connection with the placement of orders for the execution of portfolio transactions, and subject to the direction and supervision of the Adviser and the Trust’s Board of Trustees, the Subadviser shall create and maintain all necessary brokerage records of the Trust in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act.

(5)	All records maintained by the Subadviser on behalf of the Adviser or the Fund (including, without limitation, records maintained and preserved by the Subadviser pursuant to Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act) shall be the property of the Adviser or the Trust, as applicable, and shall be available for inspection and use by (or surrendered to) the SEC, the Trust or any person retained by the Trust promptly upon request. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-1 and Rule 31a-2 under the 1940 Act, as applicable.

(6)	The Subadviser shall not have any responsibility for determining the manner in which voting rights shall be exercised.

(7)

The assets of the Fund shall be held by one or more financial institutions designated by the Fund in a custodial capacity (the “Custodian”) in an account which the Fund has directed the Custodian to open. All transactions will be consummated by payment to or delivery by the Custodian for the Fund or such depositories or agents as may be designated by the Custodian of all cash and/or securities due to or from the Fund, and the Subadviser shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Subadviser shall advise the Custodian, the Trust’s portfolio accounting agent and the Adviser daily of all investments placed by its broker/dealers pursuant to procedures agreed upon by the Subadviser and the Adviser. The Adviser and the Trust shall issue to the Custodian such instructions, and hereby authorize the Subadviser to issue to the Custodian such instructions, as may be appropriate in connection with the settlement of transactions initiated by the Subadviser. The Adviser shall cause the Custodian to accept instructions from the Subadviser with respect to Fund assets and transactions by the Fund in the performance of the Subadviser’s duties hereunder. The Adviser shall use its best efforts to cause the Custodian to provide the Subadviser with any such information and reports concerning the Fund or its assets as the Subadviser may from time to time reasonably request, provided that neither the Adviser nor the Fund shall be required to provide additional compensation to the Custodian to provide any such information or report. The Subadviser shall have no liability or obligation to pay the cost of such Custodian or for any of its services.

(b)	The Subadviser represents to the Adviser and the Trust that it will disclose to the Adviser and the Trust promptly after it has knowledge of any significant change or variation in its management structure or personnel which will affect the Fund or any significant change or variation in its management style or investment philosophy which will affect the Fund.

(c)	The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or with the Adviser, or the Fund’s principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in the shares of the Fund except as permitted by the Trust’s Declaration of Trust, and will comply with all other applicable provisions of the Trust’s Declaration of Trust and By-Laws and any current Prospectus or Statement of Additional Information of the Fund.

(d)	The Subadviser may manage other portfolios and expects that the Fund and other portfolios it manages will, from time to time, purchase or sell the same securities. Consistent with the Subadviser’s fiduciary duties to the Fund and applicable law, the Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders.

(e)	The Adviser understands and agrees that the Subadviser and its officers, affiliates and employees perform investment advisory and investment management services for various clients other than the Adviser and the Fund.

3. Expenses. During the terms of this Agreement, the Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall not be obligated to pay any expenses of or for the Trust, the Fund or the Adviser that are not expressly assumed by the Subadviser.

4. Compensation. The Adviser agrees to pay the Subadviser as full compensation for the services to be rendered and expenses to be borne by the Subadviser a fee equal on an annual basis to the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million, and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million. Such fee shall be accrued daily and payable following the end of each calendar quarter.

The “average daily net assets” of the Fund shall mean the average of the values placed on the Fund’s net assets as of the close of regular trading on the New York Stock Exchange (currently, 4:00 p.m. Eastern Time) on each day on which the net asset value of the Trust is determined consistent with the provisions of Rule 22c-1 under the 1940 Act. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration of Trust and the Fund’s then current prospectus and statement of additional information. If the determination of net asset value does not take place for any particular day, then for the purposes of this Section 4, the value of the net assets of the Fund last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If the Trust determines the value of the net assets of the Fund more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

Notwithstanding the foregoing provisions of this Section 4, the compensation to be received by the Subadviser under this Agreement for the period from the date hereof to but not including April 28, 2011, or, if earlier, the date on which this Agreement is approved by the shareholders of the Fund in accordance with the 1940 Act, shall not exceed the compensation that would have been received by Mellon Capital Management Corporation (“Mellon”) during such period under that certain Investment Subadvisory Agreement, dated as of November 28, 2006, by and among the Adviser, Mellon and the Trust on behalf of the Fund.

5. Renewal and Termination. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and indefinitely thereafter if its continuance after such two year period shall be “specifically approved at least annually” by “vote of a majority of the outstanding voting securities” of the Fund or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not “interested persons” of the Adviser, the Subadviser or the Trust, cast at a meeting called for the purpose of voting on such approval as provided under the 1940 Act.

Notwithstanding the preceding sentence of this Section 5, this Agreement shall terminate on April 28, 2011 unless on or before such date this Agreement is approved by the shareholders of the Fund in accordance with the 1940 Act.

This Agreement may be terminated at any time, with respect to the Fund, without payment of any penalty, (i) by the Trust’s Board of Trustees or by the “vote of a majority of the outstanding voting securities” of the Fund, upon not more than 60 days’ nor less than 30 days’ prior written notice to the Adviser and Subadviser, (ii) by the Adviser upon not more than 60 days’ nor less than 30 days’ prior written notice to the Trust and the Subadviser, or (iii) by the Subadviser upon not less than 180 days’ prior written notice to the Trust and the Adviser. This Agreement will terminate automatically upon any termination of the Advisory Agreement between the Trust and the Adviser or in the event of its “assignment”.

The terms “specifically approved at least annually”, “interested persons”, “vote of a majority of the voting securities”, and “assignment” when used in this Agreement shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

6. Standard of Care. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Subadviser nor its officers, directors, or employees shall be subject to any liability for any act or omission, or error of judgment or for any loss suffered by the Trust, the Fund or the Adviser in the course of, connected with, or arising out of any services to be rendered hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except by reason of willful misfeasance, bad faith or negligence on the part of the Subadviser in the performance of its duties, violation of law, or by reason of reckless disregard on the part of the Subadviser of its obligations and duties under this Agreement.

7. Representations and Warranties. Each of the Adviser and the Subadviser represents and warrants that: (a) the person(s) executing this Agreement on behalf of such party has full power and authority to execute this Agreement on behalf of such party and (b) such party’s execution, delivery and performance of this Agreement will be binding upon such party in accordance with the terms hereof, and will not violate in any material respect any obligation by which such party is bound, whether arising by contract, operation of law, or otherwise. The Adviser acknowledges that it has received a copy of the Subadviser’s disclosure document under Rule 204-3 of the Investment Advisers Act of 1940 at least 48 hours prior to executing this Agreement.

The Subadviser agrees to review written communications to Fund shareholders and prospective investors relating to the Fund and the Subadviser’s services hereunder, including shareholder reports and proxy statements, as reasonably requested by the Adviser. The Subadviser agrees to review the Fund’s Prospectus and the Statement of Additional Information as reasonably requested by the Adviser to assure that the description therein of the investment policies and strategies followed by the Subadviser in providing services hereunder for the Fund is consistent with the policies and strategies the Subadviser uses or intends to use and that the information therein concerning the Subadviser and the services provided hereunder is accurate and complete.

The Subadviser agrees that during the term of this Agreement, including renewals, and for a one year period following the termination of this Agreement, the Subadviser will not, directly or indirectly, hire or attempt to hire any present or former employees of the Adviser or solicit or encourage any present employees of the Adviser to discontinue employment with the Adviser, provided, however, that this prohibition shall bar the hiring of former employees of the Adviser only during the first year following termination of their employment with the Adviser.

8. Use of Names; References to the Subadviser. The Trustees of the Trust and the Subadviser acknowledge that, in consideration of the Adviser’s assumption of organization and ongoing expenses of the Trust and of the Fund, the Adviser has reserved for itself the right to the names “Green Century Funds”, “Green Century Balanced Fund”, and “Green Century Equity Fund” (or any similar names) and that use by the Trust of such names shall continue only with the continuing consent of the Adviser, which consent may be withdrawn at any time, effective immediately, upon written notice thereof to the Trust. The Subadviser hereby agrees that the Adviser may use the Subadviser’s name in the Fund’s marketing or advertising materials with the prior written consent of the Subadviser, which consent will not be unreasonably withheld or delayed.

9. Assignment, Amendment of this Agreement. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto, except as permitted under the 1940 Act (including any exemptions as may be granted by the SEC under the 1940 Act). No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective, with respect to the Fund, until approved by vote of the holders of a majority of the outstanding voting securities of the Fund, if such shareholder approval is required by the 1940 Act subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

10. Severability. If any provision of this Agreement shall be held or made invalid by a decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Notices. Notices to the Subadviser should be provided to John Iwanicki, Northern Trust Global Investments, 50 South LaSalle Street, Chicago, IL 60603. Notices to the Adviser should be provided to Ms. Kristina A. Curtis, Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109. Notices to the Trust should be provided to Ms. Kristina Curtis, Green Century Funds, 114 State Street, Suite 200, Boston, MA 02109.

12. Miscellaneous. Each party agrees to perform such further acts and to execute further documents as are necessary to effectuate the acts and execute such purposes hereof. The Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts, provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules and regulations of the SEC promulgated thereunder. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written. Pursuant to the Trust’s Declaration of Trust, dated as of July 1, 1991, the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust individually, but bind only the Trust estate.

GREEN CENTURY CAPITAL MANAGEMENT, INC.

BY	/s/ WENDY WENDLANDT
Wendy Wendlandt
President

NORTHERN TRUST INVESTMENTS, N.A.

BY	/s/ JOHN IWANICKI
John Iwanicki
Senior Vice President

GREEN CENTURY FUNDS

BY	/s/ KRISTINA A. CURTIS
Kristina A. Curtis
President

GREEN CENTURY EQUITY FUND

Voting Information

The enclosed proxy statement discusses important issues affecting your investment in the Green Century Equity Fund. It is important that you vote as soon as possible to save the expense of additional solicitations. If you received more than one proxy card, you must vote each proxy card separately.

3 Ways To Vote:

• To vote on the Internet

1. Read the proxy statement.

2. Go to https://www.proxy-direct.com.

3. Follow the instructions on the website.

    Do not mail the below proxy card.

• To vote by telephone

1. Read the proxy statement.

2. Call toll-free 1-800-337-3503.

3. Follow the recorded instructions.

    Do not mail the below proxy card.

• To vote by mail

1. Read the proxy statement.

2. Mark your votes on the reverse of the below proxy card.

3. Sign and date below.

4. Detach and return the proxy card in the envelope provided.

PROXY

GREEN CENTURY EQUITY FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 22, 2011

The undersigned, revoking prior proxies, hereby appoints Kristina A. Curtis and Amy F. Puffer, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the Green Century Equity Fund to be held at the offices of Green Century Capital Management, 114 State Street, Boston, MA 02109, on March 22, 2011, or at any adjournment or postponement thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. The proposal on this proxy card has been proposed by the Green Century Funds Board of Trustees. If no direction is given on the proposal, this proxy card will be voted “FOR” the proposal. The proxy will be voted in accordance with the holder's best judgment as to any other matters.

VOTE VIA INTERNET: https://www.proxy-direct.com

VOTE VIA TELEPHONE: 1-800-337-3503

OR VOTE VIA MAIL: Mark your votes on reverse; sign and date below; return in enclosed envelope.

Please sign this proxy exactly as your name or names appear. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature

Date

PLEASE MARK VOTE AS IN THIS EXAMPLE: ■

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE TODAY

If voting by mail, please detach at perforation before mailing.

Green Century Equity Fund

To approve an Investment	FOR	AGAINST	ABSTAIN
Subadvisory Agreement with Northern Trust Investments, Inc.	☐	☐	☐

IF VOTING BY MAIL, BE SURE TO SIGN WHERE INDICATED ON THE REVERSE

AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.